EXHIBIT 99.5

                     AMENDMENT NO.  3 TO
                  SERIES 1998-1 SUPPLEMENT
                             AND
                     AMENDMENT NO.  1 TO
             SERIES 1998-1 CERTIFICATE PURCHASE
                          AGREEMENT

                  Dated as of June 10, 1999


          THIS AMENDMENT NO. 3 TO SERIES 1998-1 SUPPLEMENT AND AMENDMENT NO. 1 TO SERIES 1998-1 CERTIFICATE PURCHASE AGREEMENT (this "Amendment") dated as of June 10, 1999 is entered into between SPECIALTY FOODS FINANCE CORPORATION (the "Company"), SPECIALTY FOODS CORPORATION ("SFC"), SFC NEW HOLDINGS, INC. ("SFC Holdings"), THE CHASE MANHATTAN BANK, as trustee (the "Trustee"), the financial institutions party to the Certificate Purchase Agreement (as such term is defined below) as "VFC Certificateholders" (the "VFC Certificateholders") and Bankers Trust Company ("Bankers Trust"), individually as a VFC Certificateholder and as agent for the VFC Certificateholder (in such capacity, the "Agent").

W I T N E S S E T H:

          WHEREAS, the Company, SFC as Master Servicer and the Trustee are parties to that certain Series 1998-1 Supplement, dated as of March 31, 1998 (as amended, the "Supplement") to that certain Pooling Agreement (as amended, the "Pooling Agreement") dated as of November 16, 1994;

          WHEREAS, the Company, SFC as Master Servicer, the VFC Certificateholders and Bankers Trust Company as Agent are parties to that certain Series 1998-1 Certificate Purchase Agreement, dated as of March 31, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Certificate Purchase Agreement", and collectively with the Supplement, the "Agreements");

          WHEREAS, SFC desires to assign all of its rights and obligations under each of the Agreements to SFC
Holdings, including, without limitation, such rights and obligations of SFC as Master Servicer thereunder;

          WHEREAS, the parties hereto have agreed to amend the Agreements in order to effect such assignment by SFC to SFC Holdings and to substitute SFC Holdings for SFC, and grant certain consents thereunder, in each case, on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.     Definitions.  Capitalized terms
used herein and not defined herein shall have the meanings set forth in the Pooling Agreement, the Supplement and the Certificate Purchase Agreement, as applicable.

          SECTION 2.     Assignment of SFC 's Rights and
Obligations.   Effective as of the date hereof and upon
satisfaction of the conditions precedent set forth in
Section 7 below, SFC hereby assigns and transfers all of its rights and obligations under the Agreements to SFC Holdings, including, without limitation, such rights and obligations of SFC as Master Servicer, and SFC Holdings hereby accepts such rights and assumes such obligations and agrees that it will perform in accordance with their respective terms all of the obligations which are required to be performed by it thereunder.

          SECTION 3.  Amendments to the Supplement.  The
Supplement is hereby amended as follows:

          3.1 The Supplement is amended (i) to delete the phrase "SPECIALTY FOODS CORPORATION, as Master Servicer" in each instance where it appears therein and to substitute
"SFC NEW HOLDINGS, INC., as Master Servicer" therefor, and
(ii) to delete the phrase "Specialty Foods Corporation, a Delaware corporation" in each instance where it appears therein and to substitute "SFC New Holdings, Inc., a Delaware corporation" therefor.

          3.2  (i) With respect to acts and agreements
executed by SFC prior to the effectiveness of this Amendment, each reference to "SFC" in the Supplement with respect to such acts and agreements, shall mean SFC, and
(ii) with respect to acts and agreements executed by SFC Holdings from and after the effectiveness of this Amendment, each reference to "SFC" in the Supplement with respect such acts and agreements, shall mean and be a reference to SFC Holdings.

          3.3  The definition of "Guaranty" set forth in
Section 1.1 of the Supplement is hereby deleted in its entirety and amended to substitute the following therefor:

          '"Guaranty" shall mean that certain Guaranty dated as of June 10, 1999, from SFC to the Company pursuant to which SFC guaranties the obligations of each Seller to the Company under the Receivables Sale Agreement.'

          3.4  The definition of "SFC Loan Agreement" in
Section 1.1 of the Supplement is hereby amended to delete the phrase "the SFC Group" therein and to substitute therefor "SFC and/or its Affiliates".

          SECTION 4.  Amendments to the Certificate Purchase
Agreement. The Certificate Purchase Agreement is hereby amended as follows:

          4.1  The Certificate Purchase Agreement is amended
(i) to delete the phrase "SPECIALTY FOODS CORPORATION, as Master Servicer" in each instance where it appears therein and to substitute "SFC NEW HOLDINGS, INC., as Master Servicer" therefor, (ii) to delete the phrase "Specialty Foods Corporation, a Delaware corporation, as servicer" in each instance where it appears therein and to substitute "SFC New Holdings, Inc., a Delaware corporation, as servicer" therefor. From and after the effectiveness hereof, each reference to "SFC" in the Certificate Purchase Agreement shall mean and be a reference to SFC Holdings.

          4.2  (i) With respect to acts and agreements
executed by SFC prior to the effectiveness of this Amendment, each reference to "SFC" in the Certificate Purchase Agreement with respect to such acts and agreements, shall mean SFC, and (ii) with respect to acts and agreements executed by SFC Holdings from and after the effectiveness of this Amendment, each reference to "SFC" in the Certificate Purchase Agreement with respect such acts and agreements, shall mean and be a reference to SFC Holdings.

          4.3  Clause (e) of Section 6.04 of the Certificate
Purchase Agreement is hereby amended to delete each reference to "the Company and SFC" therein and to substitute
"the Company, Specialty Foods Corporation and SFC" therefor.

          4.4  Section 6.08 of the Certificate Purchase
Agreement is hereby amended to insert "Specialty Foods
Corporation," before each reference to "SFC" therein.

          SECTION 5. VFC Certificateholders' Consent. Each of the VFC Certificateholders hereby acknowledges and consents to the assignment to and assumption by SFC Holdings of all of SFC's rights and obligations under each of the Pooling Agreement, the Servicing Agreement, the Receivables Sale Agreements and each of the Agreements, including SFC's rights and obligations as Master Servicer thereunder, and further agrees that, upon the effectiveness hereof, SFC shall no longer be a party to any such agreements.

          SECTION 6.  Covenants, Representations and Warran
ties of the Borrowers.

          6.l Upon the effectiveness of this Amendment, each of the Company, SFC and SFC Holdings, as Master Servicer hereby reaffirms all covenants, representations and warranties made by it (or, in the case of SFC Holdings, made by SFC) in the Supplement, the Certificate Purchase Agreement and in the other Transaction Documents and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment, except to the extent any such representation and warranty was expressly made as of any other date, in which case such representation and warranty was true and correct in all material respects as of such other date.

          6.2  Each party hereto hereby represents and
warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against each such party in accordance with its terms.

          SECTION 7.     Conditions Precedent.   This
Amendment shall become effective as of the date hereof upon:

          7.1  the Agent's and the Trustee's receipt of:

          (a) executed counterparts of this Amendment, executed by each of the parties hereto and acknowledged by the Required Certificateholders;

          (b) executed counterparts of Amendment No. 7 to Each of the Pooling Agreement and Receivables Sale Agreement and Amendment No. 2 to the Servicing Agreement and Consent Related Thereto, executed by each of the parties thereto and acknowledged by the Required Certificateholders;

          (c)  an executed Guaranty from SFC Holdings;

          (d) written confirmation from the Rating Agency that this Amendment will not result in a reduction or withdrawal of their respective ratings of the VFC
     Certificates;

          (e) an opinion of counsel for SFC Holdings as to, among other things, the execution, delivery, authorization and performance by SFC Holdings of this Amendment, the related amendments to the Pooling Agreement, the Servicing Agreement, the Receivables Sale Agreement and the Guaranty and the enforceability of the Agreements, the Pooling Agreement, the Servicing Agreement, the Receivables Sale Agreement and the Guaranty as against SFC Holdings; and

          (f) an opinion of counsel for SFC Holdings as to certain non-consolidation and bankruptcy matters with respect to SFC Holdings; and

          7.2  the completion of the refinancing
transactions and exchange offers contemplated under (i) SFAC New Holdings, Inc.'s Offer to Exchange and Consent Solicitation dated May 10, 1999 with respect to certain senior notes issued by SFC, and (ii) SFC New Holdings, Inc.'s Offer to Exchange and Consent Solicitation dated May 10, 1999 with respect to certain senior secured discount debentures of Specialty Foods Acquisition Corporation.

          SECTION 8.  Termination of Existing Performance
Guaranty. Each of the signatories hereto hereby agrees and acknowledges that upon this Amendment becoming effective, the Performance Guaranty dated as of March 31, 1998, executed by SFC in favor of the Company shall be simultaneously terminated and be of no further force and effect without further action on the part of any party hereto.

          SECTION 9.  Miscellaneous.

          9.1  Ratification and Acknowledgment.   As amended
hereby, each of the Agreements is in all respects ratified and confirmed and each such Agreement as so supplemented by this Amendment shall be read, taken and so construed as one and the same instrument. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under any Agreement, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

          9.2  Amendment.   The terms of this Amendment
shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by written instrument executed by all parties hereto.

          9.3  Parties; Severability.   Whenever in this
Amendment there is a reference made to any of the parties hereto, such reference shall also be a reference to the successors and assigns of such party, including, without limitation, a debtor-in-possession or trustee. The provisions of this Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

          9.4  Execution in Counterparts; Governing Law
This Amendment may be executed in any numbers of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of New
York.

          9.5  Section Titles.   The section titles
contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                             SPECIALTY FOODS FINANCE CORPORATION


                                   By:
                                       Name:
                                            Title:



                                   SPECIALTY FOODS CORPORATION


                                   By:
                                         Name:
                                         Title:



                                   SFC NEW HOLDINGS, INC.



                                   By:
                                         Name:
                                         Title:



                                   THE CHASE MANHATTAN BANK, not
                                   in its  individual
                                   capacity but solely as Trustee


                                   By:
                                         Name:
                                              Title:

                                   BANKERS TRUST COMPANY,
                                    as Agent and VFC Certificateholder


                                   By:
                                         Name:
                                              Title:


Acknowledged and consented to
as of the date indicated above:

COMPAGNIE FINANCIERE DE CIC


By:
      Name:
      Title:


GCB INVESTMENT PORTFOLIO AND OSPRY INVESTMENTS
c/o CITIBANK GLOBAL ASSET MANAGEMENT


By:
      Name:
      Title:


NATEXIS BANQUE


By:
      Name:
      Title:


COOPERATIEVE CENTRALE RAIFFEISEN BOERENLEENBANK B.A.
"RABOBANK NEDERLAND" NEW YORK BRANCH


By:
      Name:
      Title:
CRESCENT/MACH I PARTNERS, L.P.
c/o TRUST COMPANY OF THE WEST


By:
      Name:
      Title: